UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934
Date of Report (Date of Earliest Event Reported)
May 6, 2009
General Growth Properties, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11656 (Commission File Number)	42-1283895 (I.R.S. Employer Identification Number)
110 N. Wacker Drive, Chicago, Illinois 60606
(Address of principal executive offices) (Zip Code)
(312) 960-5000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On May 6, 2009, General Growth Properties, Inc. (“GGP”) issued a press release describing its results of operations for the three months ended March 31, 2009. A copy of the press release (included as pages 3-14 of the GGP supplemental information described in 7.01 below) is being furnished as Exhibit 99.1 to this report. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
ITEM 7.01     REGULATION FD DISCLOSURE.
On May 6, 2009, General Growth Properties, Inc. made available on its website, certain supplemental financial information (including the press release described in Item 2.02 above) regarding its operations for the three months ended March 31, 2009 and 2008. A copy of such information is being furnished as Exhibit 99.1 to this report.
ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
(c)	Exhibits

Exhibit No.	Description

99.1	Certain supplemental financial information and press release titled "General Growth Properties, Inc. Reports Results of Operations for First Quarter 2009" dated May 6, 2009 (furnished herewith).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL GROWTH PROPERTIES, INC.
By:	/s/ Edmund Hoyt
Edmund Hoyt
Chief Financial Officer

Date: May 6, 2009

EXHIBIT INDEX

Exhibit Number	Name

99.1	Press Release dated May 6, 2009 entitled “General Growth Properties, Inc. Reports Results of Operations for First Quarter 2009” (furnished herewith).